EXECUTION COPY

PERFORMANCE GUARANTY

This Performance Guaranty (this "Guaranty"), dated as of May 12, 2006 and effective on and after the Effective Date (as defined herein), is executed by Realogy Corporation, a Delaware corporation (the "Performance Guarantor") in favor of Cendant Mobility Financial Corporation (which is expected to become known as Cartus Financial Corporation), a Delaware corporation ("CFC"), and Cendant Mobility Client-Backed Relocation Receivables Funding LLC (which is expected to become known as Apple Ridge Funding LLC), a Delaware limited liability company, as Issuer (the "Issuer") under the Master Indenture dated as of April 25, 2000 (as amended by that certain Omnibus Amendment dated December 20, 2004, that certain Second Omnibus Amendment dated January 31, 2005, that certain Amendment, Agreement and Consent dated January 30, 2006, that certain Third Omnibus Amendment, Agreement and Consent dated May 12, 2006 and as such may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture") among the Issuer, JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA), a national banking association, as indenture trustee and The Bank of New York, as paying agent. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to them in the Indenture or that certain Purchase Agreement dated as of April 25, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement") between CFC and Cendant Mobility Services Corporation (which is expected to become known as Cartus Corporation), a Delaware corporation ("Cartus").

WHEREAS, Cartus on the Effective Date will be a wholly-owned Subsidiary of the Performance Guarantor and the Performance Guarantor is expected to receive substantial direct and indirect benefits from the transactions contemplated in the Purchase Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement and the Indenture;

WHEREAS, as an inducement for (i) CFC to make purchases under the Purchase Agreement and (ii) the Issuer to acquire the ARSC Purchased Assets under the Transfer and Servicing Agreement, the Performance Guarantor has agreed to guaranty the due and punctual payment and performance of Cartus's obligations, whether as Originator under the Purchase Agreement or as Servicer under the Transfer and Servicing Agreement;

NOW, THEREFORE, the Performance Guarantor hereby agrees with CFC and the Issuer as follows:

Section 1. Definitions.

As used herein:

"Effective Date" means, the date on which Realogy Corporation and its subsidiaries cease to be subsidiaries of the entity known on the date of this Guaranty as Cendant Corporation.

"Obligations" means, collectively, all covenants, agreements, terms, conditions and other obligations to be performed and observed by Cartus (whether in its capacity as Originator under the Purchase Agreement or as Servicer under the Transfer and Servicing Agreement) under the Purchase Agreement or the Transfer and Servicing Agreement (including Cartus's obligation to fund the Marketing Expenses Account as and when required under the Transfer and Servicing Agreement), and shall include without limitation the due and punctual payment when due of all sums that are or may become owing by Cartus under the Purchase Agreement or the Transfer and Servicing Agreement, whether in respect of fees, expenses (including counsel fees), indemnified amounts, amounts required to be paid by Cartus pursuant to Section 4.3 of the Purchase Agreement or Section 3.10 of the Transfer and Servicing Agreement, advances required to be made pursuant to Section 3.12 of the Transfer and Servicing Agreement or otherwise, including without limitation any such fees, expenses and other amounts that accrue after the commencement of any Insolvency Proceeding with respect to Cartus (in each case whether or not allowed as a claim in such Insolvency Proceeding).

Section 2. Guaranty of Obligations. The Performance Guarantor on and after the Effective Date hereby guarantees to CFC and the Issuer (each, a "Guarantied Party"), the full and punctual payment and performance by Cartus of all of the Obligations. This Guaranty is, on and after the Effective Date, an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and is in no way conditioned upon any requirement that any Guarantied Party first attempt to collect any amounts owing by Cartus to such Guarantied Party from Cartus or resort to any collateral security, any balance of any deposit account or credit on the books of any Guarantied Party in favor of Cartus or any other Person or other means of obtaining payment. Should Cartus default in the payment or performance of any of the Obligations, any Guarantied Party may cause the immediate performance by the Performance Guarantor of the Obligations and cause any payment Obligations to become forthwith due and payable to such Guarantied Party, without demand or notice of any nature (other than as expressly provided herein or in the Transaction Documents), all of which are expressly waived by the Performance Guarantor.

Section 3. Performance Guarantor's Further Agreements to Pay. The Performance Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to each Guarantied Party, forthwith upon demand in funds immediately available to such Guarantied Party, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by such Guarantied Party in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the rate or interest most recently published in The Wall Street Journal as the "Prime Rate" plus 2%. Changes in the rate payable hereunder shall be effective on each date on which a change in the "Prime Rate" is published.

Section 4. Waivers by Performance Guarantor; Freedom to Act. The Performance Guarantor waives notice of acceptance of this Guaranty, notice of any action taken or omitted by any Guarantied Party in reliance on this Guaranty, and any requirement that any Guarantied Party be diligent or prompt in making demands under this Guaranty, giving notice of any Purchase Termination Event or Servicer Default (so long as Cartus is the Servicer) or asserting any other rights of any Guarantied Party under this Guaranty. The Performance Guarantor also irrevocably waives all defenses that at any time may be available in respect of the Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or thereafter in effect. Each Guarantied Party shall be at liberty, without giving notice to or obtaining the consent of the Performance Guarantor, to deal with Cartus and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as such Guarantied Party in its sole discretion deems fit, and to this end the Performance Guarantor agrees that the validity and enforceability of this Guaranty, including without limitation the provisions of Section 7 hereof, shall not be impaired or affected by any of the following: (a) an amendment or modification of, or supplement to, any Transaction Document, including without limitation any extension, modification or renewal of, or indulgence with respect to, or substitution for, the Obligations or any part thereof at any time; (b) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of any Transaction Document or any Obligation (including without limitation with respect to any Purchase Termination Event or Servicer Default (so long as Cartus is the Servicer)) or any right, power or remedy with respect thereto; (c) any Insolvency Proceeding with respect to Cartus or any other Person; (d) any exercise or non-exercise of any right, power or remedy with respect to the Obligations or any part thereof or any Transaction Document, or any collateral securing the Obligations or any part thereof; (e) any law, regulation or order of any jurisdiction affecting any term of any Obligation or rights of Cartus with respect thereto; (f) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Obligations or any part thereof; (g) any invalidity or any unenforceability of, or any misrepresentation (other than by CFC or the Issuer), irregularity or other defect in, any Transaction Document or any Obligation; (h) the existence of any claim, setoff or other rights that the Performance Guarantor may have at any time against Cartus in connection herewith or any unrelated transaction; (i) any failure on the part of Cartus to perform or comply with any term of the Purchase Agreement, the Transfer and Servicing Agreement or any other Transaction Document; or (j) any other circumstance that might otherwise constitute a defense (other than payment and performance) available to, or a discharge of, a guarantor or Cartus, all whether or not the Performance Guarantor shall have had notice or knowledge of any event or circumstance referred to in the foregoing clauses (a) through (j) of this Section 4.

Section 5. Unenforceability of Obligations Against Cartus. Notwithstanding (a) any change of ownership of Cartus or any Insolvency Proceeding with respect to Cartus or any other change in the legal status of Cartus; (b) the change in or the imposition of any law, decree, regulation or other governmental act that does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations; (c) the failure of Cartus or the Performance Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Obligations or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Obligations or this Guaranty; or (d) if any of the moneys included in the Obligations have become irrecoverable from Cartus for any other reason other than final payment in full of the payment Obligations in accordance with their terms, this Guaranty shall nevertheless be binding on the Performance Guarantor. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event of acceleration of the time for payment of any of the Obligations, such amounts then due and owing under the terms of the Purchase Agreement or the Transfer and Servicing Agreement in connection with the Obligations shall be immediately due and payable by the Performance Guarantor.

Section 6. Representations and Warranties. The Performance Guarantor represents and warrants that:

(a) Organization and Good Standing. The Performance Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

(b) Due Qualification. The Performance Guarantor is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals and where the failure so to qualify to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a material adverse effect with respect to the Performance Guarantor.

(c) Power and Authority; Due Authorization. The Performance Guarantor has (i) all necessary corporate power and authority to execute and deliver this Guaranty and to perform all its obligations hereunder and (ii) duly authorized by all necessary corporate action the execution, delivery and performance of this Guaranty.

(d) Binding Obligations. This Guaranty constitutes the legal, valid and binding obligation of the Performance Guarantor, enforceable against the Performance Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(e) No Conflict or Violation. The execution, delivery and performance of this Guaranty, and the fulfillment of the terms hereof, will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) the certificate of incorporation or the bylaws of the Performance Guarantor or (B) any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which the Performance Guarantor is a party or by which it or any of its properties is bound or (ii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to the Performance Guarantor or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Performance Guarantor or any of its properties, which conflict or violation described in this clause (ii), individually or in the aggregate, could reasonably be expected to have a material adverse effect on the ability of the Performance Guarantor to perform its obligations under this Guaranty or the validity of enforceability of this Guaranty.

Section 7. Subordination. The payment of any amounts due with respect to any indebtedness of Cartus now or hereafter owed to the Performance Guarantor is hereby subordinated to the prior payment in full of all the Obligations. The Performance Guarantor agrees that, after the occurrence and during the continuation of a Cartus Purchase Termination Event or a Servicer Default or an Unmatured Servicer Default (so long as Cartus is the Servicer), the Performance Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of Cartus to it until all of the Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, the Performance Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by the Performance Guarantor as trustee for the Guarantied Parties and be paid over to the Indenture Trustee on account of the Obligations without affecting in any manner the liability of the Performance Guarantor under the other provisions of this Guaranty. The provisions of this Section 7 shall be supplemental to and not in derogation of any rights and remedies which any Guarantied Party may at any time and from time to time have with respect to the Performance Guarantor.

Section 8. Performance Guarantor's Acknowledgment and Agreements.

(a) The Performance Guarantor hereby acknowledges that the Guarantied Parties entered into the transactions contemplated by the Transaction Documents in reliance upon the identity of ARSC, the Issuer and CFC, as a legal entity separate from Cartus and the other CMS Persons. Therefore, from and after the date hereof until one year and one day after the Final Payout Date, the Performance Guarantor will, and will cause each of its Subsidiaries and Affiliates (other than CFC, ARSC and the Issuer) to, take such actions as shall be required in order that the covenants set forth in Section 7.1(e) of the Purchase Agreement are complied with at all times. The Issuer will become and then shall be at all times a wholly-owned subsidiary of the Performance Guarantor.

(b) The Performance Guarantor will make available to Cartus and its subsidiaries and any successor Servicer appointed pursuant to the Transfer and Servicing Agreement (each, a "Requesting Person") all computer equipment services requested or required by a Requesting Person in order to perform such Requesting Person's duties and exercise its rights under the Transaction Documents so long as such Requesting Person pays the Performance Guarantor a reasonable fee per annum for the equipment services provided; provided, however, that with respect to any computer software licensed from a third party, the Performance Guarantor will be required to make such licenses, sublicenses and/or assignments of such software available only to the extent that provision of the same would not violate the terms of any contracts of Cartus or the Performance Guarantor or any Affiliate thereof with such third party.

(c) The Performance Guarantor agrees that, if at any time after the Effective Date the Issuer ceases to be a wholly-owned subsidiary of the Performance Guarantor, then, in such event, the Performance Guarantor shall cause to be executed a tax sharing agreement between the Issuer and the ultimate parent of the Issuer, in form and substance satisfactory to the Majority Investors.

(d) The Performance Guarantor covenants and agrees to furnish to the "Managing Agents" (as defined in the Note Purchase Agreement for Series 2005-1 (such, agreement, the "Note Purchase Agreement")) and to the Issuer (i) notice of the occurrence of any event which has had or would reasonably be expected to have a material adverse effect on its condition or operations, financial or otherwise, and (ii) those financial statements of the Performance Guarantor required by Sections 5.01(c)(vi) and (vii) of the Note Purchase Agreement.

Section 9. Termination of Guaranty. The Performance Guarantor's obligations hereunder shall continue in full force and effect until the date that is one year and one day after the Final Payout Date, provided that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned in connection with any Insolvency Proceeding with respect to Cartus or any other Person, or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not any Guarantied Party is in possession of this Guaranty. No invalidity, irregularity or unenforceability by reason of the Bankruptcy Code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect, be a defense to or claim against the obligations of the Performance Guarantor under this Guaranty.

Section 10. Effect of Bankruptcy. This Guaranty shall survive the occurrence of any Insolvency Proceeding with respect to Cartus or any other Person. No automatic stay under the Bankruptcy Code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which Cartus is subject shall postpone the obligations of the Performance Guarantor under this Guaranty.

Section 11. Successors and Assigns. This Guaranty shall be binding upon the Performance Guarantor and its successors and assigns, and shall inure to the benefit of and be enforceable by CFC, ARSC, the Issuer, the Indenture Trustee and their respective successors, transferees and assigns. The Performance Guarantor hereby acknowledges that this Guaranty will be assigned by the Issuer to the Indenture Trustee. The Performance Guarantor may not assign or transfer any of its obligations hereunder without the prior written consent of CFC, the Issuer and the Indenture Trustee, acting at the direction of the Majority Investors. Without limiting the generality of the foregoing sentence, each Guarantied Party may, to the extent permitted by the Transaction Documents, assign or otherwise transfer all or any portion of its rights and obligations under the Transaction Documents, or sell participations in any interest therein, to any other entity or other Person, and such other entity or other Person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Guarantied Party herein.

Section 12. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by CFC, the Issuer and the Indenture Trustee, acting at the direction of the Majority Investors. No failure on the part of any Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

Section 13. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic, telecopied or telexed notice, when transmitted, answer back received, addressed as follows: (i) if to the Performance Guarantor, 1 Campus Drive, Parsippany, New Jersey 07054, Attention: Treasurer, (ii) if to CFC, at its address for notices set forth in the Purchase Agreement, (iii) if to the Issuer, to its address for notices set forth in the Indenture and (iv) if to the Indenture Trustee, to its address for notices set forth in the Indenture.

Section 14. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 15. SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT, AND HEREBY (a) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT; (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; AND (c) IN THE CASE OF THE PERFORMANCE GUARANTOR, IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 80 STATE STREET, ALBANY, NEW YORK 12207-2543, UNITED STATES OF AMERICA, AS ITS AGENT TO RECEIVE ON BEHALF OF IT AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE PERFORMANCE GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE PERFORMANCE GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. THE PERFORMANCE GUARANTOR AGREES TO ENTER INTO ANY AGREEMENT RELATING TO SUCH APPOINTMENT WHICH THE PROCESS AGENT MAY CUSTOMARILY REQUIRE, AND TO PAY THE PROCESS AGENT'S CUSTOMARY FEES UPON DEMAND. AS AN ALTERNATIVE METHOD OF SERVICE, THE PERFORMANCE GUARANTOR ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OF SUCH PROCESS TO THE PERFORMANCE GUARANTOR AT ITS ADDRESS SPECIFIED HEREIN. NOTHING IN THIS SECTION 15 SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EITHER PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY HERETO OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

Section 16. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF EITHER OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 17. Miscellaneous. This Guaranty constitutes the entire agreement of the Performance Guarantor with respect to the matters set forth herein. No failure on the part of any Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Performance Guaranty, the amount of such liability shall, without any further action by the Performance Guarantor, CFC or the Issuer be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

IN WITNESS WHEREOF, the Performance Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

REALOGY CORPORATION

By: _/s/ David J. Weaving________

Name: David J. Weaving

Title: Senior Vice President and Chief

Financial Officer

Acknowledged and Accepted as of this 12th day of May, 2006

CENDANT MOBILITY FINANCIAL CORPORATION

By /s/ David M. Rapp________

Name: David M. Rapp

Title: Vice President

CENDANT MOBILITY CLIENT-BACKED RELOCATION
RECEIVABLES FUNDING LLC,

as Issuer

By /s/ David M. Rapp___________

Name: David M. Rapp

Title: Vice President

Signature Page to Performance Guaranty